JOHN HANCOCK TAX-FREE INCOME FUNDS

California Tax-Free Income Fund

High Yield Municipal Bond Fund

Massachusetts Tax-Free Income Fund

New York Tax-Free Income Fund

Tax-Free Bond Fund

Supplement dated January 3, 2007 to Prospectus dated January 1, 2007

The Funds are currently reviewing the presentation of instruments commonly known as “inverse floaters” in financial statements contained in or incorporated by reference into the prospectus and statement of additional information of the Funds. Pending such review, sales of shares of each Fund are temporarily suspended until further notice. Each Fund intends to resume sales of shares as soon as practicable following the completion of such review.